UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 22, 2003

HEMLOCK FEDERAL FINANCIAL CORP. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	0-22103 (Commission File Number)	36-4126192 (IRS Employer Identification No.)
5700 West 159th Street, Oak Forest, Illinois (Address of principal executive offices)	60453 (Zip Code)

Registrant's telephone number, including area code (708) 687-9400

Not Applicable (Former name or former address, if changed since last report)

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ITEM 7.   EXHIBITS

              (c) Exhibits

                   Exhibit 99.1 - Press Release, dated July 22, 2003

ITEM 9.  REGULATION FD DISCLOSURE (information furnished in this Item 9 is furnished under Item 12)

              On July 22, 2003, the Registrant issued its earnings release for the three and six-month periods ended June 30, 2003. The earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

              The information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HEMLOCK FEDERAL FINANCIAL CORPORATION

Date: July 25, 2003	By: /s/ Jean M. Thornton Jean M. Thornton Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 22, 2003

End.